UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 6, 2013

StemCells, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19871	94-3078125
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7707 Gateway Blvd, Suite 140, Newark, California		94560
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	510.456.4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Earlier today, StemCells, Inc. (the “Company”) issued a press release announcing the hire of three new employees into product development roles at the Company and the creation of a new corporate function responsible for establishing scientific and strategic alliances and for building on the Company’s existing stem cell technology platform. A copy of the press release is attached hereto as Exhibit 99.1.

Appointment of New Executive Vice President and Head of Research and Development

On June 10, 2013, the Company announced the appointment of Eliseo Oreste Salinas, MD, MSc, to the position of Executive Vice President and Head of Research and Development, effective immediately. Dr. Salinas brings more than 22 years of research, clinical translation, and product development experience. Prior to joining the Company, Dr. Salinas served as Executive Vice President, Head of Development and Chief Medical Officer of Elan Pharmaceuticals. Before joining Elan, Dr. Salinas held senior management positions at Shire plc, Adolor Corporation and Wyeth-Ayerst Research. In his new role at the Company as EVP and Head of Research and Development, Dr. Salinas will be responsible for the Company’s research, product development and clinical translation activities. He will serve on the Company’s Executive Officer Committee and report directly to the Company’s Chief Executive Officer.

Appointment of New Executive Vice President, Scientific and Strategic Alliances

Pursuant to Company action taken on June 6, 2013, the Company has appointed Ann Tsukamoto, PhD, to the position of Executive Vice President, Scientific and Strategic Alliances. Previously, Dr. Tsukamoto served as the Company’s Executive Vice Present of Research and Development, a position she held since September 2008. In her new role, Dr. Tsukamoto will be responsible for developing the Company’s alliances with research institutions, corporations, government agencies, and disease foundations. She will continue to serve on the Company’s Executive Officer Committee and report directly to the Company’s Chief Executive Officer.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1 Press Release, dated June 10, 2013, announcing new hires and creation of new executive function at the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

StemCells, Inc.

June 10, 2013	By:	/s/ Ken Stratton

Name: Ken Stratton
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated June 10, 2013